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                       GUARANTY OF PAYMENT AND PERFORMANCE

        The undersigned, Mr. Burton I. Koffman, also known as Burton Irving Koffman, of legal age, married, a business executive and resident of Binghamton, New York, and Richard Edward Koffman, of legal age, married, a business executive and resident of New York, New York, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and to induce Posadas de Puerto Rico Associates, Inc., d/b/a Condado Plaza Hotel & Casino, a corporation organized and existing under the laws of the State of Delaware, United States of America ("Posadas") to enter into a Deed of Subordination of its lease (the "Lease") executed on September 23, 1983 before Notary Public Eugenio Otero Silva, with Posadas de Flamboyan Associates, L.P., a limited partnership organized and existing under the laws of the State of New York, United States of America ("Flamboyan"), in favor of a mortgage constituted by deed no. two executed on the 5th day of May, 1995 before Notary Public Thelma Rivera Laboy (the "Scotiabank Mortgage") to secure a $5 million mortgage note payable to ScotiaBank de Puerto Rico and to make certain other concessions in connection with such financing, hereby unconditionally guaranty, jointly and severally, to Posadas:

        ONE: The obligation of Flamboyan to pay and perform pursuant to the Lease all of Flamboyan's obligations with respect to those two mortgages, one in the original principal amount of $3,200,000 and to the other in the original principal amount of $1,000,000, encumbering the premises demised pursuant to the Lease (the "Demised Premised"), which two mortgages are more particularly described in the Lease and referred to therein and herein as the "Existing Mortgages."








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        TWO. The  obligation  of Flamboyan to pay off,  satisfy and discharge of record the Existing Mortgages in accordance with Flamboyan's obligations to pay an discharge.

        THREE. The obligation of Flamboyan to pay as and when due the Scotiabank Mortgage in accordance therewith, the credit agreement dated May 5, 1995 between Flamboyan and Scotiabank and the other documents and instruments executed in connection therewith (the "Scotiabank Loan Documents").

        FOUR. The obligations of Flamboyan under that certain Option Agreement dated May 5, 1995 between Flamboyan and Posadas pursuant to which Flamboyan has given Posadas an option to purchase the Demised Premises upon certain terms and conditions.

        The obligations of Flamboyan as set forth in paragraphs ONE, TWO, THREE and FOUR above are hereinafter collectively referred to as the "Secured Obligations."

        The undersigned, and each of them, hereby guarantee jointly and severally with Flamboyan to Posadas, and its successors or assigns, the punctual payment and performance of each and all of the Secured Obligations together with any interest as may accrue thereon either before or after any maturity(ies) thereof, and all expenses which may be incurred by Posadas in enforcing any of its rights hereunder or under the Lease with respect to same. Each of the undersigned hereby waives notice of acceptance of this guaranty, and also presentment, demand, protest, and notice of dishonor for non-acceptance or non-payment of any and all of the Secured Obligations and likewise waives demand for payment, and notice of non-payment of any and all of the Secured Obligations, and promptness in commencing suit against any party liable therefor or liability thereon and/or in giving any notice to or making any claim or demand hereunder upon the undersigned.


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        The  undersigned  hereby consent and agree that Posadas may at any time, or from time to time, in its discretion, (1) with the consent of Flamboyan extend or change the time of payment, and/or the manner, place or terms of payment or performance of any of the Secured Obligations or any part or parts thereof, or of any renewal thereof, (2) exchange, release, and/or surrender all or any collateral security, or any part or parts thereof (by whomsoever deposited) which may hereafter be held by Posadas in connection with this guaranty, or any or all of the Secured Obligations, (3) sell and/or purchase all or any part of such collateral at public or private or notarial sale, or at any broker's board, (4) settle or compromise with Flamboyan, and/or any other person or persons liable thereon, any and all of the Secured Obligations, the payment and performance of which is hereby guaranteed by the undersigned and/or subordinate the payment of the Secured Obligations or any part thereof to the payment of any other debt or claim which may at any time be due or owing to Posadas; all in such manner and upon such terms as Posadas may see fit, and without notice to or further assent from any of the undersigned, who hereby agree to be and remain bound upon this guaranty, irrespective of the existence, value or condition of any collateral and notwithstanding any such exchange, settlement, compromise, surrender, release, sale, application, renewal or extension.

        Posadas is hereby authorized, at its option, to apply on account of any debt or liability of Flamboyan to Posadas, now existing or which may hereafter arise with respect to the Secured Obligations, any money or other property, or the proceeds thereof, which may now or hereafter be deposited or be left with Posadas by the undersigned or any of them or in which the undersigned or any of them have any interest.

        No delay on Posadas' part, or that of any of its successors or assigns, in exercising or


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enforcing  any  rights or lien  hereunder  or in taking any action to collect or enforce any of the obligations hereby guaranteed, shall operate as a waiver of any such rights or liens or prejudice in any manner the rights of Posadas hereunder, as against the undersigned.

        Upon the happening of any of the following events: the insolvency (however evidenced) of Flamboyan, or suspension of business of Flamboyan, or the making of Flamboyan of an assignment for the benefit of creditors or a trustee or receiver being appointed for Flamboyan or for any of its property, or any proceeding being commenced by or against Flamboyan under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt, receivership, liquidation or dissolution law or statute, then and in any such event, and at any time thereafter, Posadas may, without notice to Flamboyan or any of the undersigned make the payment and discharge the Existing Mortgages and/or the Scotiabank Mortgage, whether or not then due, and Posadas shall be entitled to immediately enforce the obligations of the undersigned hereunder; provided, that notwithstanding anything herein to the contrary, the undersigned shall not be responsible for, and Posadas shall not be entitled to enforce the obligations of the undersigned hereunder in the event of any default under the Existing Mortgages or the Scotiabank Mortgage which is directly the result of defaults by Posadas under the Lease including, without limitation, payment defaults of Posadas under the Lease.

        This is a continuing guaranty and shall remain in full force and effect until Posadas has released the undersigned in writing of the undersigned's obligations hereunder or until the Existing Mortgages and the Scotiabank Mortgages have been paid in full by Flamboyan or its affiliates and such mortgages have been removed of record against the Demised Premises. This guaranty may not be cancelled or revoked in any other manner; and it is expressly agreed that


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the fact that no use is made of this guaranty for a period or various periods of time shall not be construed as amounting to a revocation or cancellation thereof. No act or omission of any kind on Posadas' part in the premises shall in any event affect or impair this guaranty, nor shall the same be affected by any change which may arise by reason of the death, incapacity or insolvency of any of the undersigned.

        This guaranty shall be binding upon the undersigned, and each of them, and their respective executors, administrators, successors and assigns, it being understood that, until such time as all of the Secured Obligations shall have been paid and performed in full, the undersigned agree that neither they, nor any one of them, nor their affiliates or respective executors, administrators, successors and/or assigns, shall exercise any rights to proceed against Flamboyan, either under section 1742 of the Civil Code of Puerto Rico (1930 ed.) or otherwise, nor shall the undersigned or any of their affiliates assert against Posadas or Flamboyan, judicially or otherwise, any claim or right to be subrogated with respect to any amount which may have been paid to Posadas or Flamboyan, judicially or otherwise, any claim or right to be subrogated with respect to any amount which may have been paid to Posadas by the undersigned, their affiliates or any of them, under the provisions of this document; it being the intention of the undersigned that, irrespective of the amounts which may at any time be owing to Posadas by Flamboyan, the obligations to Posadas of the undersigned hereunder shall not be diminished except as specifically provided herein.

        The undersigned, individually, severally and jointly agree to pay to Posadas reasonable attorney fees, and all costs and expenses of collection whenever Posadas employs an attorney to enforce any obligation of undersigned under this guaranty, whether by suit or other means.


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        If this  guaranty is  executed by more than one person,  it shall be the joint and several obligation of each and every one of such persons, among themselves and with Flamboyan, and shall not be deemed to have been revoked or diminished with respect to any of them by the death of all, some, or one of such persons, or by the revocation or release of any obligations hereunder, by or against all or any of such other persons, except as specifically provided herein.

        Executed this 5th day of May, 1995

                                                   -------------------------
                                                   Burton I. Koffman

                                                   -------------------------
                                                   Richard E. Koffman

        The undersigned hereby acknowledges receipt of a complete and filled in copy of the guaranty document.

                                       Posadas de Puerto Rico Associates, Inc.

                                       By_________________________


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